Exhibit 5.1
[Letterhead of Skadden, Arps, Slate, Meagher & Flom LLP]
June 2, 2009
Express Scripts, Inc.
One Express Way
St. Louis, Missouri 63121

Re:	Express Scripts, Inc. Automatic Shelf Registration Statement on Form S-3
Ladies and Gentlemen:
     We have acted as special counsel to Express Scripts, Inc., a Delaware corporation (the “Company”), in connection with the automatic shelf registration statement on Form S-3, to be filed on the date hereof by the Company (the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”). The Registration Statement relates to, among other things, the issuance and sale from time to time by the Company, pursuant to Rule 415 of the General Rules and Regulations promulgated under the Act, of the following securities of the Company: (i) shares of common stock, $0.01 par value per share (“Common Stock”); (ii) shares of preferred stock, $0.01 par value per share (“Preferred Stock”), in one or more series; (iii) unsecured debt securities (“Debt Securities”) which may be issued in one or more series under the indenture relating to the Debt Securities (the “Indenture”), proposed to be entered into between the Company, the Subsidiary Guarantors (as defined below) and Union Bank, N.A., as trustee (the “Trustee”), a form of which is filed as an exhibit to the Registration Statement; (iv) guarantees of the Debt Securities (the “Subsidiary Guarantees”) by subsidiaries of the Company, including guarantees of the Debt Securities by the subsidiaries of the Company incorporated or formed pursuant to the laws of the State of Delaware or the Commonwealth of Massachusetts and listed on Schedule I hereto (collectively, the “DE/MA Guarantors” and each, a “DE/MA Guarantor”) and the subsidiaries of the Company listed on Schedule II hereto (the “Non-DE/MA Guarantors” and, together with the DE/MA Guarantors, the “Subsidiary Guarantors”); (v) warrants (the “Warrants”) to purchase Debt Securities, shares of Common Stock or Preferred Stock pursuant to one or more warrant agreements (each, a “Warrant Agreement”) proposed to be entered into between the Company and warrant agents to be named therein (each, a “Warrant Agent” and, collectively, “Warrant Agents”); (vi) subscription rights (the “Subscription Rights”) to purchase Debt Securities, shares of Common Stock or Preferred Stock or other securities, which may be issued under one or more subscription rights certificates (each, a

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June 2, 2009

“Subscription Rights Certificate”) and/or pursuant to one or more subscription rights agreements (each, a “Subscription Rights Agreement”) proposed to be entered into between the Company and a subscription agent or agents to be named therein (each, a “Subscription Agent” and, collectively, “Subscription Agents”); (vii) purchase contracts of the Company (“Purchase Contracts”), obligating the holders thereof to purchase from or sell to the Company, and the Company to sell to or purchase from such holders, Debt Securities, shares of Common Stock or Preferred Stock or other securities, at a future date or dates, which may be issued under one or more purchase contract agreements (each, a “Purchase Contract Agreement”) proposed to be entered into by the Company and a purchase contract agent or agents to be named therein (each, a “Purchase Contract Agent”); (viii) purchase units of the Company (“Purchase Units”), each consisting of a Purchase Contract and Debt Securities or debt obligations of third parties, including United States Treasury securities, or other securities, securing the holders’ obligations to purchase the securities under the applicable Purchase Contracts, which may be issued under one or more agreements (each, a “Purchase Unit Agreement”) proposed to be entered into by the Company and an agent or agents to be named therein (each, a “Purchase Unit Agent”); and (ix) such indeterminate number of shares of Common Stock or Preferred Stock and amount of Debt Securities, as may be issued upon conversion, exchange or exercise of any Preferred Stock, Debt Securities, Warrants, Subscription Rights or the settlement of any Purchase Contracts or Purchase Units, including such shares of Common Stock or Preferred Stock as may be issued pursuant to anti-dilution adjustments, in amounts, at prices and on terms to be determined at the time of offering (collectively, “Indeterminate Securities”). The Common Stock, Preferred Stock, Debt Securities, Subsidiary Guarantees, Warrants, Subscription Rights, Purchase Contracts, Purchase Units and Indeterminate Securities are collectively referred to herein as the “Offered Securities.”
     This opinion is being delivered in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Act.
     In connection with this opinion, we have examined originals or copies, certified or otherwise identified to our satisfaction, of:
(i)	the Registration Statement;

(ii)	the Amended and Restated Certificate of Incorporation of the Company, as amended, as certified by the Secretary of State of the State of Delaware (the “Certificate of Incorporation”);

(iii)	the Third Amended and Restated Bylaws of the Company, as certified by the Secretary of the Company (the “Bylaws”);

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(iv)	the organizational documents of each of the DE/MA Guarantors, as certified by the public officials in the States listed on Schedule I hereto as to each DE/MA Guarantor;

(v)	the form of Indenture between the Company, the Subsidiary Guarantors and Trustee;

(vi)	certain resolutions of the board of directors of the Company (the “Board of Directors”), adopted on May 27, 2009, relating to the registration of the Offered Securities and related matters;

(vii)	certain resolutions adopted by the board of directors or managers or partners, as applicable, of each of the DE/MA Guarantors relating to the registration of the Subsidiary Guarantees; and

(viii)	the Statement of Eligibility and Qualification on Form T-1 under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), of the Trustee, which is filed as an exhibit to the Registration Statement.
     We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such records of the Company and the Subsidiary Guarantors, and such agreements, certificates and receipts of public officials, certificates of officers or other representatives of the Company, the Subsidiary Guarantors and others, and such other documents, certificates and records as we have deemed necessary or appropriate as a basis for the opinions set forth herein.
     In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, including endorsements, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as facsimile, electronic, certified, conformed or photostatic copies, and the authenticity of the originals of such copies. In making our examination of documents executed or to be executed, we have assumed that the parties thereto, other than the Company and the DE/MA Guarantors, has been duly organized and is validly existing in good standing, had or will have the power, corporate or other, to enter into and perform all obligations thereunder and have also assumed the due authorization by all requisite action, corporate or other, and the execution and delivery by such parties of such documents, and the validity and binding effect thereof on such parties.
     We have also assumed that the laws of the State of New York will be chosen to govern any Warrant Agreements, Subscription Rights Agreements, Purchase

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Contract Agreements and Purchase Unit Agreements, and that such choice is a valid and legal provision. We have assumed that the Indenture, any supplemental indenture to the Indenture, the Warrant Agreements, Subscription Rights Agreements, Purchase Contract Agreements and Purchase Unit Agreements will be duly authorized, executed and delivered by the Trustee, Warrant Agents, Subscription Agents, Purchase Contract Agents and Purchase Unit Agents, as the case may be, and, in the case of the Indenture, in substantially the form reviewed by us, and that any Debt Securities, Warrants, Subscription Rights, Purchase Contracts or Purchase Units that may be issued will be manually authenticated, signed or countersigned, as the case may be, by duly authorized officers of the Trustee, any Warrant Agent, Subscription Agent, Purchase Contract Agent and Purchase Unit Agent, as the case may be. In addition, we have assumed that the terms of the Offered Securities will have been established so as not to, and that the execution and delivery by the Company and the DE/MA Guarantors of, and the performance of their obligations under, the Indenture and any supplemental indentures thereto, the Offered Securities, the Warrant Agreements, the Subscription Rights Agreements, the Purchase Contract Agreements and the Purchase Unit Agreements will not violate, conflict with or constitute a default under (i) any agreement or instrument to which the Company, the Subsidiary Guarantors or their properties are subject, (ii) any law, rule or regulation to which the Company, the Subsidiary Guarantors or their properties are subject, (iii) any judicial or regulatory order or decree of any governmental authority or (iv) any consent, approval, license, authorization or validation of, or filing, recording or registration with, any governmental authority. As to any facts material to the opinions expressed herein which were not independently established or verified, we have relied upon oral or written statements and representations of officers and other representatives of the Company, the DE/MA Guarantors and others.
     Our opinions set forth herein are limited to Delaware corporate law, the laws of the State of New York and the laws of the Commonwealth of Massachusetts that, in our experience, are normally applicable to transactions of the type contemplated by the Registration Statement and, to the extent that judicial or regulatory orders or decrees or consents, approvals, licenses, authorizations, validations, filings, recordings or registrations with governmental authorities are relevant, to those required under such laws (all of the foregoing being referred to as “Opined on Law”). We do not express any opinion with respect to the law of any jurisdiction other than Opined on Law or as to the effect of any such non-Opined on Law on the opinions herein stated. The Offered Securities may be issued from time to time on a delayed or continuous basis, and this opinion is limited to the laws, including the rules and regulations, as in effect on the date hereof, which laws are subject to change with possible retroactive effect.
     Based upon and subject to the foregoing and to the limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that:
     1. With respect to any shares of any Common Stock offered by the Company, including any Indeterminate Securities (the “Offered Common Stock”), when

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(i) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Act; (ii) an appropriate prospectus supplement with respect to the Offered Common Stock has been prepared, delivered and filed in compliance with the Act and the applicable rules and regulations thereunder; (iii) if the Offered Common Stock is to be sold pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Offered Common Stock has been duly authorized, executed and delivered by the Company and the other parties thereto; (iv) the Board of Directors, including any appropriate committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance of the Offered Common Stock and related matters; (v) terms of the issuance and sale of the Offered Common Stock have been duly established and are then in conformity with the Certificate of Incorporation and Bylaws so as not to violate any applicable law, the Certificate of Incorporation or Bylaws or result in a default under or breach of any agreement or instrument binding upon the Company and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company; (vi) if certificated, certificates in the form required under Delaware corporate law representing the shares of Offered Common Stock are duly executed and countersigned; and (vii) the shares of Common Stock are registered in the Company’s share registry and delivered upon payment of the agreed-upon consideration therefor, the shares of Offered Common Stock (including any Common Stock duly issued upon conversion, exchange or exercise of any Preferred Stock, Debt Securities, Warrants or Subscription Rights or the settlement of any Purchase Contracts or Purchase Units), when issued and sold or otherwise distributed in accordance with the applicable underwriting agreement, if any, or any other duly authorized, executed and delivered valid and binding agreement, will be duly authorized, validly issued, fully paid and nonassessable, provided that the consideration therefor is not less than $0.01 per share of Common Stock.
     2. With respect to the shares of any series of Preferred Stock offered by the Company, including any Indeterminate Securities (the “Offered Preferred Stock”), when (i) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Act; (ii) an appropriate prospectus supplement with respect to the Offered Preferred Stock has been prepared, delivered and filed in compliance with the Act and the applicable rules and regulations thereunder; (iii) if the Offered Preferred Stock is to be sold pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Offered Preferred Stock has been duly authorized, executed and delivered by the Company and the other parties thereto; (iv) the Board of Directors, including any appropriate committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance, sale and terms of the Offered Preferred Stock and related matters, including the adoption of a Certificate of Designation for the Offered Preferred Stock in accordance with the applicable provisions of Delaware corporate law (the “Certificate of Designation”); (v) the filing of the Certificate of Designation with the Secretary of State of the State of Delaware has duly

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occurred; (vi) the terms of the Offered Preferred Stock and of their issuance and sale have been duly established and are then in conformity with the Certificate of Incorporation, including the Certificate of Designation relating to the Offered Preferred Stock, and the Bylaws so as not to violate any applicable law, the Certificate of Incorporation or Bylaws or result in a default under or breach of any agreement or instrument binding upon the Company and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company; (vii) if certificated, certificates in the form required under Delaware corporate law representing the shares of Offered Preferred Stock are duly executed and countersigned; and (viii) the shares of Offered Preferred Stock are registered in the Company’s share registry and delivered upon payment of the agreed-upon consideration therefor, the shares of the Offered Preferred Stock (including any Preferred Stock duly issued upon conversion, exchange or exercise of any Preferred Stock, Debt Securities, Warrants or Subscription Rights or the settlement of any Purchase Contracts or Purchase Units), when issued and sold or otherwise distributed in accordance with the applicable underwriting agreement, if any, or any other duly authorized, executed and delivered valid and binding agreement, will be duly authorized, validly issued, fully paid and nonassessable, provided that the consideration therefor is not less than $0.01 per share of Preferred Stock.
     3. With respect to any series of Debt Securities offered by the Company (the “Offered Debt Securities”), when (i) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Act and the Indenture has been qualified under the Trust Indenture Act; (ii) an appropriate prospectus supplement with respect to the Offered Debt Securities has been prepared, delivered and filed in compliance with the Act and the applicable rules and regulations thereunder; (iii) if the Offered Debt Securities are to be sold pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Offered Debt Securities has been duly authorized, executed and delivered by the Company and the other parties thereto; (iv) the Indenture and any supplemental indenture relating to the Offered Debt Securities has been duly authorized, executed and delivered by the Company and the other parties thereto; (v) the Board of Directors, including any appropriate committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance, sale and terms of the Offered Debt Securities and related matters; (vi) the terms of the Offered Debt Securities and of their issuance and sale have been duly established in conformity with the Indenture and any supplemental indenture relating to such Offered Debt Securities so as not to violate any applicable law, the Certificate of Incorporation or Bylaws, or result in a default under or breach of any agreement or instrument binding upon the Company, and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company; and (vii) the Offered Debt Securities, in the form to be filed on a Current Report on Form 8-K or other applicable periodic report in the manner contemplated in the Registration Statement or any prospectus supplement relating thereto, have been duly executed and authenticated in accordance with the provisions of the Indenture and any supplemental

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indenture relating to such Offered Debt Securities and delivered to the purchasers thereof upon payment of the agreed-upon consideration therefor, the Offered Debt Securities (including any Debt Securities duly issued upon conversion, exchange or exercise of any Preferred Stock, Debt Securities, Warrants or Subscription Rights or the settlement of any Purchase Units), when issued and sold or otherwise distributed in accordance with the Indenture and any supplemental indenture relating to such Offered Debt Securities, and the applicable underwriting agreement, if any, or any other duly authorized, executed and delivered valid and binding agreement, will be duly authorized and validly issued and will be valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), (c) public policy considerations which may limit the rights of parties to obtain remedies, (d) the waivers of any usury defense contained in the Indenture, any supplemental indenture or the Offered Debt Securities which may be unenforceable, (e) requirements that a claim with respect to any Offered Debt Securities denominated in a currency, currency unit or composite currency other than United States dollars (or a judgment denominated other than in United States dollars in respect of such claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law, and (f) governmental authority to limit, delay or prohibit the making of payments outside the United States or in foreign currencies, currency units or composite currencies.
     4. With respect to any Subsidiary Guarantee offered by any Subsidiary Guarantor of Offered Debt Securities (the “Offered Subsidiary Guarantee”), when (i) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Act and the Indenture has been qualified under the Trust Indenture Act; (ii) an appropriate prospectus supplement with respect to the Offered Debt Securities has been prepared, delivered and filed in compliance with the Act and the applicable rules and regulations thereunder; (iii) if the Offered Subsidiary Guarantee is to be issued pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Offered Debt Securities has been duly authorized, executed and delivered by such Subsidiary Guarantor and the other parties thereto; (iv) all necessary entity action, including any required action by such Subsidiary Guarantor’s board of directors or managers or partners, or any authorized committee thereof, or by such Subsidiary Guarantor’s members, as applicable, or other action has been taken by such Subsidiary Guarantor to approve the issuance and terms of the Offered Subsidiary Guarantee and related matters; (v) the Indenture and any supplemental indenture in respect of such Offered Debt Securities has been duly authorized, executed and delivered by each party thereto; (vi) the terms of the Offered Subsidiary Guarantee and of its issuance and sale have been duly established in conformity with the Indenture and any supplemental indenture to be entered into in connection with the issuance of such Offered

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Subsidiary Guarantee so as not to violate any applicable law or the organizational or governing documents of such Subsidiary Guarantor or result in a default under or breach of any agreement or instrument binding upon such Subsidiary Guarantor and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over such Subsidiary Guarantor; and (vii) the Offered Subsidiary Guarantee has been duly executed, delivered and countersigned in accordance with the provisions of the Indenture and any supplemental indenture to be entered into in connection with the issuance of such Offered Subsidiary Guarantee and duly issued in accordance with the Indenture, any supplemental indenture to be entered into in connection with the issuance of such Offered Subsidiary Guarantee and the applicable underwriting agreement, if any, or any other duly authorized, executed and delivered valid and binding purchase or agency agreement, the Offered Subsidiary Guarantee will be a valid and binding obligation of such Subsidiary Guarantor, enforceable against such Subsidiary Guarantor in accordance with its respective terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), (c) public policy considerations which may limit the rights of parties to obtain remedies, (d) the waivers of any usury defense contained in the Indenture, any supplemental indenture or the Offered Debt Securities which may be unenforceable, (e) requirements that a claim with respect to any Offered Debt Securities denominated in a currency, currency unit or composite currency other than United States dollars (or a judgment denominated other than in United States dollars in respect of such claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law, and (f) governmental authority to limit, delay or prohibit the making of payments outside the United States or in foreign currencies, currency units or composite currencies.
     5. With respect to any Warrants offered by the Company (the “Offered Warrants”), when (i) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Act; (ii) an appropriate prospectus supplement with respect to the Offered Warrants has been prepared, delivered and filed in compliance with the Act and the applicable rules and regulations thereunder; (iii) if the Offered Warrants are to be sold pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Offered Warrants has been duly authorized, executed and delivered by the Company and the other parties thereto; (iv) the Board of Directors, including any appropriate committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance and terms of the Offered Warrants and the Offered Securities into which the Offered Warrants are exercisable, the consideration to be received therefor and related matters; (v) a Warrant Agreement relating to the Offered Warrants has been duly authorized, executed and delivered by the Company and the other parties thereto; (vi) the terms of the Offered Warrants and of their issuance and sale have been duly established in conformity with the applicable Warrant Agreement so as not to

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violate any applicable law, the Certificate of Incorporation or Bylaws or result in a default under or breach of any agreement or instrument binding upon the Company, and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company and the applicable Warrant Agent; and (vii) the Offered Warrants have been duly executed, delivered and countersigned in accordance with the provisions of the applicable Warrant Agreement and duly issued and sold, and delivered upon payment of the agreed-upon consideration therefor in the form to be filed on a Current Report on Form 8-K or other applicable periodic report in the manner contemplated in the Registration Statement or any prospectus supplement relating thereto, the Offered Warrants (including any Offered Warrants duly issued upon conversion, exchange or exercise of any Preferred Stock or Debt Securities), when issued and sold or otherwise distributed in accordance with the provisions of the applicable Warrant Agreement and the applicable underwriting agreement or any other duly authorized, executed and delivered valid and binding agreement, will be duly authorized and validly issued and will be valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), and (c) public policy considerations which may limit the rights of parties to obtain remedies.
     6. With respect to any Subscription Rights offered by the Company (the “Offered Subscription Rights”), when (i) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Act; (ii) an appropriate prospectus supplement with respect to the Offered Subscription Rights has been prepared, delivered and filed in compliance with the Act and the applicable rules and regulations thereunder; (iii) if the Offered Subscription Rights are to be sold or otherwise distributed pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Offered Subscription Rights has been duly authorized, executed and delivered by the Company and the other parties thereto; (iv) the Board of Directors, including any appropriate committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance and terms of the Offered Subscription Rights, the Offered Securities into which the Offered Subscription Rights are exercisable, the Subscription Rights Agreement and related matters; (v) the terms of the Offered Subscription Rights and of their issuance and sale have been duly established in conformity with the Subscription Rights Agreement and the Subscription Rights Certificate so as not to violate any applicable law, the Certificate of Incorporation or the Bylaws, or result in a default under or breach of any agreement or instrument binding upon the Company and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company and the applicable Subscription Agent; (vi) the Debt Securities, the Common Stock or the Preferred Stock

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relating to such Offered Subscription Rights have been duly authorized for issuance upon payment of the agreed upon consideration to be set forth in such Offered Subscription Rights and in the manner contemplated in the Registration Statement and any prospectus supplement relating thereto; (vii) the Subscription Rights Certificates, in the form to be filed on a Current Report on Form 8-K or other applicable periodic report in the manner contemplated in the Registration Statement or any prospectus supplement relating thereto, have been duly executed, countersigned, delivered, issued and sold upon payment of the agreed-upon consideration therefor, the Offered Subscription Rights (including any Subscription Rights duly issued upon conversion, exchange or exercise of any Preferred Stock, Debt Securities or Warrants), when issued and sold or otherwise distributed in accordance with the applicable Subscription Rights Agreement, and the applicable underwriting agreement or any other duly authorized, executed and delivered valid and binding agreement, will be duly authorized and validly issued and will be valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), and (c) public policy considerations which may limit the rights of parties to obtain remedies.
     7. With respect to any Purchase Contracts offered by the Company (the “Offered Purchase Contracts”), when (i) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Act; (ii) an appropriate prospectus supplement with respect to the Offered Purchase Contracts has been prepared, delivered and filed in compliance with the Act and the applicable rules and regulations thereunder; (iii) if the Offered Purchase Contracts are to be sold or otherwise distributed pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Offered Purchase Contracts has been duly authorized, executed and delivered by the Company and the other parties thereto; (iv) the Board of Directors, including any appropriate committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance and terms of the Offered Purchase Contracts and the Offered Securities for which the Offered Purchase Contracts may be settled, and related matters; (v) the terms of the Offered Purchase Contracts and of their issuance and sale have been duly established in conformity with the applicable Purchase Contract Agreement so as not to violate any applicable law, the Certificate of Incorporation or the Bylaws, or result in a default under or breach of any agreement or instrument binding upon the Company and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company and the applicable Purchase Contract Agent; and (vi) the applicable Offered Purchase Contracts, in the form to be filed as an exhibit to a Current Report on Form 8-K or other applicable periodic report in the manner contemplated in the Registration Statement or any prospectus supplement relating thereto, have been duly executed, countersigned and

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delivered upon payment of the due consideration therefor, the Offered Purchase Contracts (including any Purchase Contracts duly issued upon due conversion, exchange or exercise of any Warrants or Debt Securities), when issued and sold or otherwise distributed in accordance with the applicable Purchase Contract Agreement, and the applicable underwriting agreement or any other duly authorized, executed and delivered valid and binding agreement, will be duly authorized and validly issued and will be valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), and (c) public policy considerations which may limit the rights of parties to obtain remedies.
     8. With respect to any Purchase Units offered by the Company (the “Offered Purchase Units”), when (i) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Act; (ii) an appropriate prospectus supplement with respect to the Offered Purchase Units has been prepared, delivered and filed in compliance with the Act and the applicable rules and regulations thereunder; (iii) if the Offered Purchase Units are to be sold or otherwise distributed pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Offered Purchase Units has been duly authorized, executed and delivered by the Company and the other parties thereto; (iv) the Board of Directors, including any appropriate committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance and terms of the Offered Purchase Units and the Offered Securities for which the Offered Purchase Units may be settled and related matters; (v) the terms of the Offered Purchase Units and the related Offered Purchase Contracts and of their issuance and sale have been duly established in conformity with the applicable Purchase Unit Agreement so as not to violate any applicable law, the Certificate of Incorporation or the Bylaws, or result in a default under or breach of any agreement or instrument binding upon the Company and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company and the applicable Purchase Contract Agent; (vi) any Purchase Contracts and Debt Securities or debt obligations of third parties, including U.S. Treasury securities, or other securities (or any combination of the foregoing) included in such Offered Purchase Units have been duly issued and paid for in the manner contemplated in the Registration Statement and any prospectus supplement relating thereto; and (vii) the Offered Purchase Units, in the form to be filed on a Current Report on Form 8-K or other applicable periodic report in the manner contemplated in the Registration Statement or any prospectus supplement relating thereto, have been duly executed, countersigned and delivered upon payment of the due consideration therefor, the Offered Purchase Units, when issued and sold or otherwise distributed in accordance with the applicable Purchase Unit Agreement, and the applicable underwriting agreement or any other duly authorized, executed and

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delivered valid and binding agreement, will be duly authorized and validly issued, and will be valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), and (c) public policy considerations which may limit the rights of parties to obtain remedies.
     We hereby consent to the filing of this opinion with the Commission as an exhibit to the Registration Statement. We also hereby consent to the use of our name under the heading “Legal Matters” in the prospectus which forms a part of the Registration Statement. In giving this consent, we do not thereby admit that we are within the category of persons whose consent is required under Section 7 of the Act or the rules and regulations of the Commission promulgated thereunder. This opinion is expressed as of the date hereof unless otherwise expressly stated, and we disclaim any undertaking to advise you of any subsequent changes in the facts stated or assumed herein or of any subsequent changes in applicable laws.

Very truly yours,
/s/ Skadden, Arps, Slate, Meagher & Flom LLP

SCHEDULE I
DE/MA GUARANTORS

State or Other
Jurisdiction of
Subsidiary Guarantors	Incorporation
Byfield Drug, Inc.	Massachusetts
ConnectYourCare Company, LLC	Delaware
CuraScript, Inc.	Delaware
CuraScript PBM Services, Inc.	Delaware
ESI Claims, Inc.	Delaware
ESI Enterprises, LLC	Delaware
ESI-GP Holdings, Inc.	Delaware
ESI Mail Pharmacy Service, Inc.	Delaware
ESI Partnership	Delaware
Express Scripts Canada Holding, Co.	Delaware
Express Scripts Pharmaceutical Procurement, LLC	Delaware
Express Scripts Sales Development Co.	Delaware
Express Scripts Senior Care, Inc.	Delaware
Express Scripts Senior Care Holdings, Inc.	Delaware
Express Scripts Specialty Distribution Services, Inc.	Delaware
Express Scripts Utilization Management Co.	Delaware
Healthbridge, Inc.	Delaware
Healthbridge Reimbursement and Product Support, Inc.	Massachusetts
iBiologic, Inc.	Delaware
IVTx, Inc.	Delaware
Mooresville On-Site Pharmacy, LLC	Delaware
NextRx Sub I, LLC	Delaware
NextRx Sub II, LLC	Delaware
NextRx Sub III, LLC	Delaware
Phoenix Marketing Group, LLC	Delaware
Value Health, Inc.	Delaware
Your Pharmacy.com, Inc.	Delaware

SCHEDULE II
NON-DE/MA GUARANTORS

State or Other
Jurisdiction of
Subsidiary Guarantors	Incorporation
Airport Holdings, LLC	New Jersey
Care Continuum, Inc.	Kentucky
CFI of New Jersey, Inc.	New Jersey
Chesapeake Infusion, Inc.	Florida
ConnectYourCare, LLC	Maryland
Diversified Pharmaceutical Services, Inc.	Minnesota
ESI Realty, LLC	New Jersey
ESI Resources, Inc.	Minnesota
Freco, Inc.	Florida
Freedom Service Company, LLC	Florida
Lynnfield Compounding Center, Inc.	Florida
Lynnfield Drug, Inc.	Florida
Matrix GPO LLC	Indiana
MSC – Medical Services Company	Florida
National Prescription Administrators, Inc.	New Jersey
Priorityhealthcare.com, Inc.	Florida
Priority Healthcare Corporation	Indiana
Priority Healthcare Corporation West	Nevada
Priority Healthcare Distribution, Inc.	Florida
Priority Healthcare Pharmacy, Inc.	Florida
Sinuspharmacy, Inc.	Florida
Specialty Infusion Pharmacy, Inc.	Florida
Spectracare, Inc.	Kentucky
Spectracare Health Care Ventures, Inc.	Kentucky
Spectracare of Indiana	Indiana
Spectracare Infusion Pharmacy, Inc.	Kentucky
Speedy Re-employment, LLC	Florida